--------------------------------------------------------------------------------
DELAFIELD                                 600 FIFTH AVENUE, NEW YORK, N.Y. 10020
FUND, INC.                                (212) 830-5200
================================================================================

Dear Fellow Shareholders:

To those of you who received our January letter this one will be repetitious, but for the benefit of those who did not we are reprinting it verbatim.

During the past quarter our Fund's asset value increased 14.3% versus an increase of 16.3% in the Russell 2000 and 21.3% in the Standard & Poor's 500, each on a total return basis. The Fund's net asset value as of December 31st was $13.06, which was after taking into account an ordinary income dividend of $0.051 per share paid on December 29th.

For the year as a whole, the Fund's asset value declined 11.5% versus a decrease of 2.6% in the Russell 2000 and an increase of 28.6% in the Standard & Poor's
500. At the beginning of the year our commitment to equities was 73.4%, by year-end this had increased to roughly 99% as valuations became compelling.

We are certainly disappointed with our results in 1998. Although we experienced some recovery in the fourth quarter, many of our investments remain severely depressed. Even though their market prices have declined significantly, we believe their intrinsic values have increased and will increase further in 1999. We expect this dichotomy to change in 1999 as the internal improvements become evident leading to increases in valuations. If this improvement is not recognized in the marketplace, we believe it is likely to be by larger companies which will wish to acquire attractive business franchises at bargain basement prices.

It seems worthwhile reiterating the strategy which we employ to protect your capital and enhance its growth. This strategy has resulted in above average returns over many years and we believe it is low risk, logical and likely to result in attractive results in the years ahead.

1. We search for companies that are selling at prices which seem modest in relationship to the company's intrinsic value.

2. We meet with management, visit plants, talk to competition, consider the makeup of the Board of Directors and make a judgment as to whether we wish to be in business with the management. In other words, we try to understand the business of the companies in which we invest and the individuals who direct the company's future.

3. We search for companies wherein something may change which will alter that company's future for the better. These can be simple matters ranging from a change in the management or management's attitude toward how they run the business, to a change in control, to a change in business opportunity, or to a change in the dynamics of a company's cash flow and its use.

4. If we perform our analysis correctly, the value added we bring to you is an earlier and better understanding of the companies in our portfolio than other investors have. Then, if the companies begin to improve, their earnings should increase and they should be valued at a higher price earnings multiple.

5. We have never worried about the profits that we did not make. We worry much more about what we might lose. We believe that stock selection is much more relevant to successful investing than total commitment to equities. In the volatile markets which have developed over the last 15 to 20 years, we have come to believe that the long term investors' best hedge against a violent decline is to have cash with which to buy companies when prices seem unduly depressed.

Your portfolio is composed of such companies. We have become fully invested as we believe that many of our holdings have suffered a sharp market decline, which is unwarranted. Usually a good part of our quarterly letter is committed to a description of several of our holdings. We will forego that exercise in this letter since we have discussed the majority of our large holdings in recent letters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
While we have confidence that our investments will show improved performance in 1999, the geo-political and economic environments have not changed for the better. In the early part of the year there will be a focus on Washington and impeachment activities. In the global arena uncertainties surrounding events in Russia, the Middle East, Latin America (in particular Brazil) and Asia will continue to make for an unsettled environment. The advent of the Euro as a major financial competitor to the U. S. dollar may have unforeseen consequences. Moreover, depressed commodity prices and intensely competitive conditions are likely to keep the inflation rate subdued but lead to diminishing profit margins and earnings disappointments.

We are not in the camp which believes that catastrophe is lurking at the advent of the millennium when the "year 2000 problem" will be fully upon us. Most companies large and small are addressing this directly and to the extent possible requiring their suppliers and their customers to address the issue as well. Certainly there will be problems. Perhaps fortunately some have already become evident, which will lead to ever increasing vigilance throughout this year.

The market itself is clearly becoming more speculative. Valuations of Internet companies have reached levels from which there is no room for error whatsoever, and secondary stocks have trailed large stocks creating a huge disparity.

Our companies have managements which we believe are fully up to the task of improving their position within a difficult and changing environment. Their valuation should be dictated by profit improvement from restructuring and excess free cash flow. Testimony to this expectation comes from both insider open market purchases and increasing share repurchase programs.

We have often likened our style of investing to gardening. You plant seeds expecting them to germinate and grow. But one never knows how long it will take or which will ripen first. Often there is a steady harvest, but sometimes there can be a lengthy period without fruit. This approach does not necessarily correlate with broad market movements but over time the harvest should be bountiful.

We feel it would be advantageous of the Fund to grow moderately, so we welcome inquiries from potential investors, large or small. Anyone interested is encouraged to call Cleo Piperis at (212) 830-5452 or either of us.

We have become aware that many shareholders have not been receiving our quarterly letters since they may not be distributed to those who are not direct shareholders. Accordingly, anyone who wishes to be on our mailing list should either call Cleo or write to us and we will be happy to add you to the list.

The Delafield Fund is now available through Charles Schwab's Mutual Fund Marketplace, Fidelity Investments Fund Network, Jack White & Company and National Investor Services Corp. (Waterhouse Securities) and First Trust Co. (Datalynx).


We wish you all a healthy and happy New Year.

Sincerely,





     \s\J. Dennis Delafield                           \s\Vincent Sellecchia
     J. Dennis Delafield                              Vincent Sellecchia
     Chairman                                         President
     Tel.  (212) 830-5454                             Tel.  (212) 830-5456

P.S. The net asset  value per share of the Fund is  determined  as of 4:00 P.M.,
     New York City time on each Fund Business Day (as fully described on page 17 of the Fund Prospectus). In addition to the Fund's published NASDAQ listing,  you may  check  its  net  asset  value  at any  time  by  calling
     1-800-221-3079   (or,   212-830-5220)   to   speak   directly   to  a  Fund
     representative during the normal business hours of 8:30 A.M. - 5:30 P.M., NYC time. During off business hours, you may use the same 800 number (or, 212-380-5225) for a pre-recorded message. The 3-digit code number for The Delafield Fund is 819.

     Our Website address is:  www.delafieldfund.com.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                             CUMULATIVE TOTAL RETURN WITH INCOME*
                                                                                                     Russell
                                                                                     S & P            2000
                                                          Delafield Fund**            500             Total
                                                          --------------             -----           -------
 Quarter ended December 31, 1998                                14.3%                  21.3%           16.3%
 Year ended December 31, 1998                                  (11.5)                  28.6            (2.6)
 Inception, November 19, 1993 to December 31, 1998              83.1                  197.2            80.8

                                               Annual Average Total Return with Income*
                                                                                                     Russell
                                                                                     S & P            2000
                                                          Delafield Fund**            500             Total
                                                          --------------             -----           -------
 Three years ended December 31, 1998                            10.2%                  28.2%          11.6%
 Five years ended December 31, 1998                             12.5                   24.1           11.9
 Inception, November 19, 1993 to December 31, 1998              12.6                   23.7           12.3

                                                               Asset Mix
                                   12/31/97            3/31/98        6/30/98       9/30/98        12/31/98
                                   --------            -------        -------       -------        --------
 Equities                            73.4%              75.5%          78.8%         94.3%           99.4%
 Corporate Bonds                      0.2                0.2            0.2           0.1             0.1
 Cash Equivalents                    26.4               24.3           21.0           5.6             0.5
                                   --------            -------        -------       -------        --------
                                      100%               100%           100%          100%            100%
                                                         TEN LARGEST HOLDINGS
                                                                                            % of Total
 Company                                                                                    Portfolio
 -------                                                                                    ---------
 Trenwick Group, Inc.                                                                          5.5
 Delta Woodside Industries                                                                     5.4
 Wang Laboratories, Inc.                                                                       5.1
 Kennametal, Inc.                                                                              4.4
 Fruit of the Loom, Inc. Class A                                                               3.7
 UNOVA, Inc.                                                                                   3.7
 Sunglass Hut International, Inc.                                                              3.6
 Burlington Industries, Inc.                                                                   3.5
 Varian Associates, Inc.                                                                       3.5
 Kimco Realty Corporation                                                                      3.4
                                                                                              ----
                                                                                              41.8%
                                                                                              ----

*    The  performance  data  quoted  above  represents  past  performance.   The
     investment  return and principal  value of an investment  will fluctuate so that an investor's  shares,  when redeemed,  may be worth more or less than the orginal cost.

**   Delafield Fund Performance is stated after fees.

--------------------------------------------------------------------------------




                                      Comparison of change in value of $10,000 investment in the
                                                Delafield Fund, Inc. and the S&P Index.

                                                       DELAFIELD FUND, INC.
                                                  Performance Comparision Chart



The Table below represents the omitted line graph which compares the change in value of $10,000 investment in the Delafield Fund, Inc. and the S&P Index.

INCEPTION            S&P 500        DELAFIELD
---------           ---------       ---------
11/19/93            10,000.00       10,000.00
12/31/93            10,112.00       10,170.00
06/30/94             9,769.20       10,361.20
12/31/94            10,244.96       10,739.38
06/30/95            12,315.47       12,350.29
12/31/95            14,095.06       13,680.41
06/30/96            15,518.66       15,566.94
12/31/96            17,331.24       17,285.53
06/30/97            20,903.20       19,631.18
12/31/97            23,114.76       20,683.41
06/30/98            27,208.39       21,351.48
12/31/98            29,719.72       18,311.03








                              ------------------------------------------- ------------------------------------

                                                                             Average Annual Total Return
                              -------------------------- ---------------- ------------------------------------
                                                                                                  Since
                                                              One Year        Five-Year          11/19/93
                                                            ------------- ----------------- ------------------
                               Delafield Fund, Inc.            -11.47%          12.48%            12.55%
                               S & P 500 Index                  28.58%          24.06%            23.73%
                              -------------------------- ---------------- ----------------- ------------------
                                             Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS
DECEMBER 31, 1998

================================================================================

                                                                                                      Value
                                                                               Shares               (Note 1)
                                                                               ------                ------
Common Stocks (99.29%)
------------------------------------------------------------------------------------------------------------------------------------
 Automotive/Auto Parts (1.42%)
 OEA, Inc.                                                                    125,000          $      1,476,563
                                                                                                ---------------
 Building (4.04%)
 Champion Enterprises, Inc.*                                                   60,000                 1,642,500
 Dal-Tile International*                                                      120,000                 1,245,000
 Walter Industries*                                                            85,000                 1,301,562
                                                                                                ---------------
                                                                                                      4,189,062
                                                                                                ---------------
 Chemicals (0.52%)
 Lyondell Petrochemicals                                                       30,000                   540,000
                                                                                                ---------------
 Consumer Products & Services (6.23%)
 Bush Industries Inc.                                                         225,000                 2,798,437
 O'Sullivan Industries Holdings*                                              260,000                 2,730,000
 Polaroid Corporation                                                          50,000                   934,375
                                                                                                ---------------
                                                                                                      6,462,812
                                                                                                ---------------
Electronics (4.69%)
Bell Industries*                                                              194,200                 2,209,025
International Rectifier Corporation*                                          225,000                 2,193,750
Sheldahl Inc.*                                                                 75,000                   464,062
                                                                                                ---------------
                                                                                                      4,866,837
                                                                                                ---------------
 Energy (2.71%)
 Devon Energy Corporation                                                      35,000                 1,074,062
 EEX Corporation                                                               77,658                   543,606
 Forest Oil Corporation*                                                      140,000                 1,190,000
                                                                                                ---------------
                                                                                                      2,807,668
                                                                                                ---------------
 Financial Products and Services (9.67%)
 BancTec, Inc.*                                                               225,000                 2,826,563
 Harland (John H.) Company                                                    122,900                 1,943,356
 Wang Laboratories*                                                           190,000                 5,260,625
                                                                                                ---------------
                                                                                                     10,030,544
                                                                                                ---------------
 Industrial Products (24.19%)
 AMETEK, Inc.                                                                  80,000                 1,785,000
 Atchison Casting Corporation*                                                172,800                 1,598,400
 Flowserve Corporation                                                         79,680                 1,319,700
 Furon Company                                                                112,100                 1,912,707
 Kennametal Inc.                                                              215,000                 4,568,750
 MagneTek, Inc.*                                                               90,000                 1,040,625
 Roper Industries, Inc.                                                        75,000                 1,528,125
 Scott Technologies*                                                          165,000                 2,727,656
 Stimsonite Corporation*                                                      135,000                   923,906
 Telxon, Inc.                                                                  20,000                   278,750
 UNOVA, Inc.*                                                                 210,000                 3,806,250
 Varian Associates Inc.                                                        95,000                 3,598,125
                                                                                                ---------------
                                                                                                     25,087,994
                                                                                                ---------------


--------------------------------------------------------------------------------
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF NET ASSETS (CONTINUED)
DECEMBER 31, 1998
================================================================================

                                                                                                      Value
                                                                               Shares               (Note 1)
                                                                               ------                ------
Common Stocks (Continued)
------------------------------------------------------------------------------------------------------------------------------------
 Insurance (Property/Casualty) (0.95%)
 Highlands Insurance Group*                                                     75,500          $        986,219
                                                                                                 ---------------

 Insurance (Reinsurance) (6.40%)
 Risk Capital Holding Inc.*                                                     41,000                   930,187
 Trenwick Group, Inc.                                                          175,000                 5,709,375
                                                                                                 ---------------
                                                                                                       6,639,562
                                                                                                 ---------------
 Metals/Mining (5.38%)
 Allegheny Teledyne Inc.                                                       125,000                 2,554,688
 Armco, Inc.*                                                                  340,000                 1,487,500
 Carpenter Technology                                                           17,500                   593,906
 Special Metals Corporation*                                                   106,100                   948,269
                                                                                                 ---------------
                                                                                                       5,584,363
                                                                                                 ---------------
 Real Estate (4.06%)
 Kimco Realty Corporation                                                       90,000                 3,571,875
 Ramco-Gershenson Properties Trust                                              43,750                   634,375
                                                                                                 ---------------
                                                                                                       4,206,250
                                                                                                 ---------------
 Retail (5.71%)
 Nine West Group, Inc.*                                                        140,000                 2,178,750
 Sunglass Hut International, Inc.*                                             535,000                 3,745,000
                                                                                                 ---------------
                                                                                                       5,923,750
                                                                                                 ---------------
 Telecommunications (2.54%)
 CommScope, Inc.*                                                               80,000                 1,345,000
 Salient 3 Communications                                                      141,400                 1,290,275
                                                                                                 ---------------
                                                                                                       2,635,275
                                                                                                 ---------------
 Textile/Apparel (15.25%)
 Burlington Industries Inc.*                                                   330,000                 3,630,000
 Delta Woodside Industries Inc.                                                925,000                 5,550,000
 Dyersburg Corporation                                                         123,000                   345,938
 Fruit of the Loom, Inc.*                                                      280,000                 3,867,500
 Shaw Industries, Inc.                                                         100,000                 2,425,000
                                                                                                 ---------------
                                                                                                      15,818,438
                                                                                                 ---------------
 Miscellaneous (5.53%)
 Calgon Carbon Corporation                                                      80,000                   600,000
 Dames & Moore Group                                                           155,000                 1,995,625
 Moore Corporation, Ltd.                                                        55,000                   605,000
 Unisource Worldwide, Inc.                                                     350,000                 2,537,500
                                                                                                 ---------------
                                                                                                       5,738,125
                                                                                                 ---------------
 Total Common Stocks (Cost $111,925,193)                                                             102,993,462
                                                                                                 ---------------

--------------------------------------------------------------------------------
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------




================================================================================

                                                                                                      Value
                                                                               Shares               (Note 1)
                                                                               ------                ------
Convertible Preferred Stock (0.09%)
------------------------------------------------------------------------------------------------------------------------------------
 Real Estate (0.09%)
 Kimco Realty Corporation Class Depository Shares                                 3,600          $         93,150
                                                                                                  ---------------
 Total Convertible Preferred Stock (Cost $82,722)                                                          93,150
                                                                                                  ---------------

                                                                               Face                   Value
                                                                              Amount                 (Note 1)
                                                                              ------                  ------
Corporate Bonds (0.06%)
------------------------------------------------------------------------------------------------------------------------------------
 Insurance (Life) (0.06%)
 PennCorp Financial Group, 9.250%, due 12/15/2003                              $125,000                    65,313
                                                                                                  ---------------
 Total Corporate Bonds (Cost $125,100)                                                                     65,313
                                                                                                  ---------------

Short-Term Investments (0.79%)
Repurchase Agreements (0.79%)
------------------------------------------------------------------------------------------------------------------------------------
 Morgan (J.P.) Securities Inc., 4.75%, due 01/04/99
 (Collateralized by $492,000
 U.S. Treasury Bond, 11.250%, due 02/15/15)                                    $818,000                   818,000
                                                                                                  ---------------
 Total Short-Term Investments (Cost $818,000)                                                             818,000
                                                                                                  ---------------
 Total Investments (100.23%) (Cost $112,951,015+)                                                     103,969,925
 Liabilities In Excess of Cash and Other Assets (-0.23%)                                         (        239,832)
                                                                                                  ---------------
 Net Assets (100.00%), 7,943,559 shares outstanding (Note 3)                                     $    103,730,093
                                                                                                  ===============
 Net asset value, offering and redemption price per share                                        $          13.06
                                                                                                  ===============

*    Non-income producing.

+ Aggregate cost for federal income tax purposes is $112,951,015. Aggregate unrealized appreciation and depreciation, based on cost for Federal income tax purposes, are $7,586,017 and $16,567,107, respectively.






















--------------------------------------------------------------------------------
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1998

================================================================================


INVESTMENT INCOME

 Income:
    Interest.......................................................................      $       1,367,972
    Dividends......................................................................              1,476,910
                                                                                          ----------------
       Total income................................................................              2,844,882
                                                                                          ----------------
 Expenses: (Note 2)
    Investment management fee......................................................              1,100,927
    Administration fee.............................................................                288,993
    Shareholder servicing fee......................................................                246,116
    Custodian expenses.............................................................                 18,251
    Shareholder servicing and related shareholder expenses.........................                125,416
    Legal, compliance and filing fees..............................................                 80,865
    Audit and accounting...........................................................                 55,658
    Directors' fees and expenses...................................................                  7,540
    Amortization of organization costs.............................................                  7,670
    Other..........................................................................                  7,244
                                                                                          ----------------
       Total expenses..............................................................              1,938,680
       Less:
       Fees waived.................................................................      (         226,294)
       Expenses paid indirectly....................................................      (           2,995)
                                                                                          ----------------
       Net expenses................................................................              1,709,391
                                                                                          ----------------
       Net investment income.......................................................              1,135,491
                                                                                          ----------------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized gain (loss) on investments...........................................      (          11,297)
 Net change in unrealized appreciation (depreciation) of investments...............      (      20,835,046)
                                                                                          ----------------
               Net gain (loss) on investments......................................      (      20,846,343)
                                                                                          ----------------
 Increase (decrease) in net assets from operations.................................     $(      19,710,852)
                                                                                          ================

--------------------------------------------------------------------------------
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 1998 AND 1997

================================================================================



                                                                             1998                         1997
                                                                        --------------              ---------------

INCREASE (DECREASE) IN NET ASSETS


Operations:

  Net investment income.............................................    $     1,135,491             $      1,716,397

  Net realized gain (loss) on investments...........................    (        11,297)                   9,364,322

  Net change in unrealized appreciation (depreciation) .............    (    20,835,046)                   4,562,649
                                                                         --------------              ---------------

    Increase (decrease) in net assets from operations...............    (    19,710,852)                  15,643,368

Distributions from:

  Net investment income.............................................    (     1,141,794)            (      1,710,095)

  Net realized gain on investments..................................            --                  (      9,359,513)

  Return of capital.................................................    (         1,296)                    --

  Capital share transactions (Note 3)...............................    (    22,039,937)                  80,770,780
                                                                         --------------              ---------------

    Total increase (decrease).......................................    (    42,893,879)                  85,344,540

Net Assets:

  Beginning of year.................................................        146,623,972                   61,279,432
                                                                         --------------              ---------------

  End of year (including undistributed net investment
      income of $0 and $6,303, respectively)........................    $   103,730,093             $    146,623,972
                                                                         ==============              ===============








--------------------------------------------------------------------------------
                        See Notes to Financial Statements.

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Summary of Accounting Policies

Delafield Fund, Inc. is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objectives of the Fund are to seek long-term preservation of capital and growth of capital by investing primarily in equity securities of domestic companies. Effective August 18, 1998, the Fund authorized three classes of stock:
Administrative Class, Institutional Class, and Retail Class. Original shares of the Fund were automatically converted to Institutional Class shares of the Fund. The Administrative Class shares of the Fund are available to qualified retirement plan clients of financial intermediaries and are subject to a service fee pursuant to the Fund's 12b-1 Plan. The Institutional Class shares of the Fund are available to corporate, institutional and individual investors and are not subject to a service fee. The Retail Class shares of the Fund are subject to a service fee pursuant to the Fund's Rule 12b-1 Distribution and Service Plan and are sold through financial intermediaries who provide servicing to Retail Class shareholders. As of December 31, 1998 only the Institutional Class of the Fund was active. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

     a) Valuation of Securities -
     Securities traded on a national securities exchange or admitted to trading on the National Association of Securities Dealers Inc. Automated Quotations National List are valued at the last reported sales price on the last business day of the fiscal period. Common stocks for which no sale was reported on that date and over-the-counter securities, are valued at the mean between the last reported bid and asked prices. United States Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a remaining maturity of more than sixty days are valued at the highest bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued in such manner as the Board of Directors in good faith deems appropriate to reflect their fair market value.

     b) Federal Income Taxes -
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

     c) Use of Estimates -
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     d) General -
     Securities transactions are recorded on the trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividends and capital gain distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities plus accrued interest are sufficient to cover the value of the repurchase agreements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




================================================================================
2. Investment Management Fees and Other Transactions with Affiliates
Under the Investment Management Contract, the Fund pays an investment management fee to Reich & Tang Asset Management, L.P. (the "Manager") equal to .80% of the Fund's average daily net assets.

Pursuant to an Administrative Services Agreement, the Fund pays to the Manager an annual fee of .21% of the Fund's average daily net assets.

Prior to August 18, 1998 the Fund and Reich & Tang Distributors, Inc. (The "Distributor") entered into a Distribution Plan adopted under Securities Exchange Commission Rule 12b-1. For its services under the Shareholder Servicing Agreement, the Distributor was to receive from the Fund a fee equal to .25% of the Fund's average daily net assets. For the period ended August 18, 1998, the Distributor voluntarily waived shareholder servicing fees of $226,294.

Effective August 18, 1998, the Fund and the Distributor entered into a new Distribution Agreement and a new Shareholder Servicing Agreement, only with respect to the Administrative Class and Retail Class shares of the Fund. For its services under the Shareholder Servicing Agreement, the Distributor receives from the Fund with respect only to the Administrative Class and Retail Class shares, a fee equal to .25% of the Fund's average daily net assets. There is no shareholder servicing fee for Institutional Class shares of the Fund. There were no additional expenses borne by the Fund pursuant to the Distribution Agreement.

Brokerage commissions paid during the period to the Distributor amounted to $188,803.

Fees are paid to Directors who are unaffiliated with the Manager on the basis of $1,500 per annum plus $250 per meeting attended.

Included in the Statement of Operations under the caption "Shareholder servicing and related shareholder expenses" are fees of $68,859 paid to Reich & Tang Services L.P., an affiliate of the Manager as servicing agent for the Fund.

Included in the Statement of Operations under the captions "Shareholder servicing and related shareholder expenses" are expense offsets of $2,995.

3. Capital Stock
At December 31, 1998, 20,000,000,000 shares of $.001 par value stock were authorized and capital paid in amounted to $112,722,480. Transactions in capital stock were as follows:

                                                            Year Ended                          Year Ended
                                                         December 31, 1998                   December 31, 1997
                                                    --------------------------          ---------------------------
                                                      Shares          Amount              Shares           Amount
                                                    ----------      ----------          ----------      -----------
 Sold........................................        2,711,119    $ 39,948,178           5,631,514     $ 86,536,997
 Issued on reinvestment of dividends.........           78,658       1,116,708             729,075       10,714,899
 Redeemed....................................      ( 4,699,355)    (63,104,823)        ( 1,049,645)     (16,481,116)
                                                    ----------      ----------          ----------      -----------
 Net increase (decrease).....................      ( 1,909,578)   $(22,039,937)          5,310,944     $ 80,770,780
                                                    ==========      ==========          ==========      ===========

4. Investment Transactions
Purchases and sales of investment securities, other than U.S. Government direct and agency obligations and short-term investments, totaled $107,958,644 and $91,868,468, respectively. Accumulated undistributed realized loses at December 31, 1998 amounted to $11,297. This amount represents tax basis capital losses which may be carried forward to offset future capital gains. Such losses expire December 31, 2006.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

================================================================================



5. Financial Highlights


                                                                Years
                                                                Ended                        Period from         Year
                                                             December 31,               October 1, 1995 to       Ended
                                                -------------------------------------       December 31,      September 30,
                                                  1998          1997        1996               1995               1995
                                                ----------   ----------   ----------        ----------         ----------
 Per Share Operating Performance:
 (for a share outstanding throughout the period)
 Net asset value, beginning of period..........  $ 14.88      $  13.49     $  12.26         $  11.95           $  10.82
                                                  -------      --------     --------         --------           --------
 Income from investment operations:
     Net investment income.....................      .12           .21          .16              .05                .13
 Net realized and unrealized
   gains (losses) on investments...............  (  1.82 )        2.42         3.07              .50               1.99
                                                  -------      --------     --------         --------           --------
 Total from investment operations..............  (  1.70 )        2.63         3.23              .55               2.12
                                                  -------      --------     --------         --------           --------
 Less distributions:
   Dividends from net investment income........  (   .12 )    (    .21 )   (    .16 )       (    .05 )         (    .13 )
   Distributions from net realized gains
     on investments............................      --       (   1.03 )   (   1.84 )       (    .18 )         (    .86 )
   In excess of net realized gain..............      --            --          --           (    .01 )              --
                                                  -------      --------     --------         --------           --------
 Total distributions...........................  (   .12 )    (   1.24 )   (   2.00 )       (    .24 )         (    .99 )
                                                  -------      --------     --------         --------           --------
 Net asset value, end of period................  $ 13.06      $  14.88     $  13.49         $  12.26           $  11.95
                                                  =======      ========     ========         ========           ========
 Total Return..................................  ( 11.47%)       19.66%       26.35%            4.62%(a)          20.05%
 Ratios/Supplemental Data
 Net assets, end of period(000)................  $ 103,730    $ 146,624    $  61,279        $  45,730          $  42,316
 Ratios to average net assets:
   Expenses, net of fees waived................     1.24%+        1.29%+       1.29%+           1.67%*+             1.65%
   Net investment income.......................     0.83%         1.64%        1.18%            1.57%*              1.35%
   Management, administration and
      shareholder servicing fees waived........      .16%          .20%         .20%             .20%*               .71%
   Expenses paid indirectly....................      .00%          .00%         .01%             .07%*               .00%
 Portfolio turnover rate.......................    81.56%        55.43%       75.54%           20.49%              70.36%

 *     Annualized
 +     Includes expenses paid indirectly
 (a)   Not Annualized


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DELAFIELD FUND, INC.
INDEPENDENT AUDITOR'S REPORT

================================================================================




The Board of Directors and Shareholders
Delafield Fund, Inc.



We have audited the accompanying statement of net assets of Delafield Fund, Inc. as of December 31, 1998 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delafield Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.



                                                  \S\McGladrey & Pullen, LLP



New York, New York
January 29, 1999



--------------------------------------------------------------------------------

   [GRAPHIC OMITTED]                         DELAFIELD
                                             FUND, INC.














                                                  Annual Report
                                                  December 31, 1998

------------------------------------------------------
This report is submitted for the general  information
of  the   shareholders   of  the  Fund.   It  is  not
authorized for distribution to prospective  investors
in the Fund  unless  preceded  or  accompanied  by an
effective  prospectus,   which  includes  information
regarding   the  Fund's   objectives   and  policies,
experience  of  its  management,   marketability   of
shares, and other information.
------------------------------------------------------
Delafield Fund, Inc.

     600 Fifth Avenue
     New York, New York 10020

Manager

     Reich & Tang Asset Management, L.P.
     600 Fifth Avenue
     New York, New York 10020

Custodian

     Investors Fiduciary Trust Company
     801 Pennsylvania
     Kansas City, Missouri 64105

Transfer Agent &
     Dividend Disbursing Agent

     Reich & Tang Services, Inc.
     600 Fifth Avenue
     New York, New York 10020





DEL1298AN